UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2020

cbdMD, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	001-38299	47-3414576
(State or Other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 Red Oak Boulevard, Charlotte, NC 28217
(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code: (704) 445-3060 not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	YCBD	NYSE American
8.0% Series A Cumulative Convertible Preferred Stock	YCBD PR A	NYSE American

Item1.01
Entry into a Material Definitive Agreement.

On January 9, 2020, cbdMD, Inc. (“cbdMD” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with ThinkEquity, a division of Fordham Financial Management, Inc. as representative of the underwriters (the “Representative”), pursuant to which the Company agreed to sell to the underwriters in a firm commitment underwritten public offering (the “Offering”) an aggregate of 16,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), at an Offering price of $1.00 per share. The Company granted the underwriters a 45-day option to purchase up to an additional 2,400,000 shares of Common Stock to cover over-allotments, if any. ThinkEquity, a division of Fordham Financial Management, Inc., is acting as sole book-running manager for the Offering and The Benchmark Company, LLC is acting as co-manager for the Offering.

Eight of our executive officers and directors have indicated an interest in purchasing up to an aggregate of 455,000 shares of our Common Stock in the Offering at the public Offering price. However, because indications of interest are not binding agreements or commitments to purchase, the underwriters may determine to sell more, less or no shares in this Offering to these executive officers and directors or these executive officers and directors may determine to purchase more, less, or no shares in this Offering.

The net proceeds to the Company from the Offering are expected to be approximately $14.6 million before the over-allotment option, after deducting underwriting discounts and commissions and estimated expenses payable by the Company. The transactions contemplated by the Underwriting Agreement are expected to close on January 14, 2020, subject to customary closing conditions.

The Offering was registered pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-228773) (the “Registration Statement”) and the related base prospectus included in the Registration Statement, as supplemented by the prospectus supplement dated January 8, 2020 (the “Preliminary Prospectus Supplement”) and the final prospectus supplement dated January 9, 2020 (the “Final Prospectus Supplement” and collectively with the Preliminary Prospectus Supplement, the “Prospectus Supplement”)). The legal opinion and consent of Pearlman Law Group LLP addressing the validity of the Common Stock is filed as Exhibit 5.1 hereto and is incorporated into the Registration Statement, and the legal opinion and consent of Gavigan Law, PLLC related to certain matters under North Carolina law is filed as Exhibit 5.2 hereto and is incorporated by reference into the Registration Statement.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The underwriters will receive discounts and commissions of 7.5% of the gross cash proceeds received by the Company from the sale of the shares of Common Stock in the Offering. We will issue the Representative a warrant to purchase 480,000 shares of Common Stock (3% of the shares of Common Stock sold in the Offering) exercisable at $1.25 per share, and reimburse it for its out of pocket expenses, which includes fees of counsel to the Representative, up to 1/2 of 1% of the gross proceeds to be received by us in the Offering, subject to compliance with FINRA Rule 5110(f)(2)(D). The Company estimates the total expenses of this Offering, which will be payable by us, excluding the underwriters’ discounts and commissions, will be approximately $230,000. The Company intends to use the net proceeds for general working capital purposes.

The Company’s executive officers, directors and 5% or greater shareholders have entered into 45 day Lock-Up Agreements with the Representative pursuant to which they have agreed not to sell, transfer, assign or otherwise dispose of the shares of the Company’s Common Stock owned by them, subject to certain exclusions as set forth therein.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference. The Underwriting Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement. Investors should review that document as well as the Registration Statement and Prospectus Supplement for a complete understanding of the terms and conditions associated with the Offering.

This Current Report contains forward-looking statements that involve risk and uncertainties, such as statements related to the amount of net proceeds expected from the Offering. The risks and uncertainties involved include various risks detailed in the Company’s SEC filings from time to time.

Item 8.01
Other Events.

On January 9, 2020, the Company issued a press release announcing pricing of the Offering of Common Stock. A copy of this press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number
1.1	Underwriting Agreement dated January 9, 2020 by and between cdbMD, Inc. and ThinkEquity, a Division of Fordman Financial Management, Inc.				Filed
4.1	Form of Representative’s Warrant				Filed
5.1	Opinion of Pearlman Law Group LLP				Filed
5.2	Opinion of Gavigan Law, PLLC				Filed
10.1	Form of Lock-Up Agreement				Filed
23.1	Consent of Pearlman Law Group LLP (included in Exhibit 5.1)				Filed
23.2	Consent of Gavigan Law, PLLC (included in Exhibit 5.2)				Filed
99.1	Press release dated January 9, 2020				Furnished

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, INC.

Date: January 10, 2020	By:	/s/ Mark S. Elliott
Mark S. Elliott, Chief Financial Officer and Chief Operating Officer